Exhibit 10.1

AMENDED AND RESTATED

CONSOLIDATED BRIDGE FUNDING

PROMISSORY NOTE

$__________	Date: ____________, 2021

FOR VALUE RECEIVED, the undersigned, AmeriCrew CE Services, LLC (formerly known as AmeriCrew Holdings, LLC, (“Borrower”), promises to pay to ___________________ (each a “Lender” and collectively the “Lenders”) at such place as each Lender shall notify Borrower in writing, their pro rata portion of the principal amount of __________________ ($_________). Borrower shall repay this Amended and Restated Promissory Note (the “Note”) on or before the Maturity Date.

R E C I T A L S:

WHEREAS, Borrower executed and delivered Promissory Notes to be paid to ______________ on ___________________ (collectively the “________ Notes”), each in the original principal sum of _____________ ($___________) for a current total principal sum plus accrued and unpaid interest currently due under the _______ Notes equal to __________________ ($_________ (“_______ Loan”); and

WHEREAS, Borrower executed and delivered Promissory Notes to be paid to ____________ on ____________________ (collectively the “________ Notes”), each in the original principal sum of _____________________ ($__________) for a total principal sum plus accrued and unpaid interest currently due under the ________ Notes equal to _____________________ ($_________) (“________ Loan”); and

WHEREAS, Borrower executed and delivered a Promissory Note to be paid to __________ on _______________ (the “________ Note”), in the original principal sum of _________________ for a total principal sum plus accrued and unpaid interest currently due under the _______ Note equal to ________________________ ($__________) (“________ Loan”); and

WHEREAS, Borrower executed and delivered a Promissory Note to be paid to _____________ on ________________ (the “__________ Note” together with the ________ Notes, the _________ Notes and the _______ Note shall be referred to herein as the “Original Notes”), in the original principal sum of ________________ ($__________) for a total principal sum plus accrued and unpaid interest currently due under the _________ Note equal to _____________________ ($__________) (“___________ Loan” together with the _________ Loan, the _________ Loan and the _________ Loan shall be referred to herein as the “Loan”); and

WHEREAS, Borrower and Lenders wish to amend and restate the terms of the Original Notes and replace them with the following:

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:

1. Payment.

1.1 Payments. Borrower shall make monthly payments of $___________ on or before the first day of each month, to be paid to the Lenders pursuant to their pro rate share of the Loan as specified below.

Lender	Pro Rata Share of Payments
________	_____	%
________	_____	%
________	_____	%
________	_____	%

The balance of the Loan plus all accrued and unpaid interest shall be due in full on the Maturity Date.

1.2 Maturity. The outstanding principal balance of the Note together with all interest payments are due by ___________________ (the “Maturity Date”).

1.3 Interest. This Note shall accrue simple interest at the rate of twelve percent (12.0%) for the duration of this Note. If the interest payment due hereunder is determined to be in excess of the legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall instead be deemed a payment of principal and shall be applied against principal.

1.4 Prepayment of the Note. Borrower may prepay this Note in whole or in part without the consent of the Lenders. Prepayments shall be applied first to any accrued and unpaid interest and then to principal. All pre payments shall be made to the Lenders pursuant to their pro rata share.

2. Warrant Coverage: In addition to the interest payments stated above, each Lender shall also receive warrant coverage equal to 40% of the principal amount of this Note based upon their pro rata share. The Borrower shall deliver to each Lender on or before the closing of the Offering (as defined below) warrants to purchase the number of shares of its Parent’s common stock (the “Warrant”) as set forth below. The terms of the Warrant shall be identical to the terms of the warrants issued to investors under the terms of the Offering. The “Offering” shall mean the Company’s parent corporation, Americrew Inc. formerly known as PhoneBrasil International, Inc. (the “Parent”) offering of up to $___________ of senior secured convertible notes pursuant to that certain Generally Solicited Private Placement Memorandum dated ____________, 2021.

Lender	Warrants to be Issued
________	________
________	________
________	________
________	________

3. Default and Remedies: The failure of Borrower to make any payment of principal or of interest on this Note when due for a period of ten (10) days after being notified by any Lender thereof in writing will be an event of default (“Event of Default”) under this Note. If an Event of Default shall have occurred, without presentment, demand, protest or notice of any kind, all of which are expressly waived by Borrower, any Lender may declare this Note immediately due and payable in full, both as to principal and accrued interest without any further notice to Borrower, and any Lender may proceed to exercise and enforce any and all of the rights and remedies available under law, in equity and/or otherwise available under this Note.

4. Default Interest: Interest after Maturity or default shall accrue at the rate of fifteen (15%) percent per annum and shall be computed on the basis of the actual number of days elapsed over a year of three hundred sixty (360) days.

5. Amendment Provisions. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by the Lenders and the Borrower.

6. Severability. If any provision of this Note is determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Note shall not in any way be affected or impaired thereby and this Note shall nevertheless be binding between the Lender and the Borrower.

7. Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, the Lenders and the Borrower and their respective successors and assigns.

8. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth below in this Note or at such other address or electronic mail address as the Lender and the Borrower may designate by ten (10) days advance written notice to the other party hereto.

______________________________________________

______________________________________________

______________________________________________

______________________________________________

9. Headings and Governing Law. The descriptive headings in this Note are inserted for convenience only and do not constitute a part of this Note. The validity, meaning and effect of this Note shall be determined in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

10. Re-Documentation of Existing Debt. This Note evidences the re-documentation and change of payment terms of, certain existing indebtedness of Borrower to Lenders as evidenced by the Original Notes. This Note is not a novation or release of such indebtedness, all of which remains due and payable in accordance with the terms of this Note.

IN WITNESS WHEREOF, the parties hereto have caused this Note to be duly executed and delivered as of the date first above written.

THE BORROWER:

Americrew CE Services, LLC

By:
Name:
Title:

Address:

Agreed to and Accepted:

_________________

___________

________________

___________

_________________

___________

________________

___________

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